                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            LAM RESEARCH CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

LOGO

                            LAM RESEARCH CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2001
                            ------------------------

To the Stockholders:

     NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Lam Research Corporation, a Delaware corporation (the "Company"), will be held on Thursday, November 8, 2001, 11:00 a.m., local time, at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538, for the following purposes:

          1. To elect directors to serve for the ensuing year, or until their successors are elected and qualified;

          2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 30, 2002; and

          3. To transact such other business as may properly come before the meeting, or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on September 14, 2001 are entitled to notice of and to vote at the meeting, and for any adjournment thereof.

     All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign and date the enclosed proxy and return it as promptly as possible in the postage-prepaid and return-addressed envelope enclosed for that purpose. However, any stockholder of record attending the meeting may vote in person, even if he or she has returned a proxy.

                                          By Order of the Board of Directors,



                                          [/s/ GEORGE M. SCHISLER, JR.]



                                          GEORGE M. SCHISLER, JR.
                                          Assistant Secretary
Fremont, California
October 12, 2001

                             YOUR VOTE IS IMPORTANT

     IN ORDER TO ASSURE YOUR REPRESENTATION AT THE MEETING, YOU ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED RETURN-ADDRESSED ENVELOPE (TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES).

                            LAM RESEARCH CORPORATION
                             ---------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD NOVEMBER 8, 2001

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
Information Concerning Solicitation and Voting..............     1
Proposal No. 1 -- Election of Directors.....................     3
  Security Ownership of Certain Beneficial Owners and
     Management.............................................     6
  Director Compensation.....................................     7
  Executive Compensation and Other Information..............     7
  Certain Relationships and Related Transactions............    11
  Compensation Committee Interlocks and Insider
     Participation..........................................    11
  Report of the Compensation Committee......................    11
  Audit Committee Report....................................    14
  Relationship with Independent Auditors....................    15
  Comparative Stock Performance.............................    16
Proposal No. 2 -- Ratification of Appointment of Independent
  Auditors..................................................    16
Section 16(a) Beneficial Ownership Reporting Compliance.....    17
Other Matters...............................................    17

                            LAM RESEARCH CORPORATION



                             ---------------------

            PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed proxy is solicited on behalf of Lam Research Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held Thursday, November 8, 2001 at 11:00 a.m., local time (the "Annual Meeting"), or for any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538. The Company's telephone number at that location is (510) 659-0200.

     These proxy solicitation materials will be mailed on or about October 12, 2001 to all stockholders entitled to vote at the meeting. A copy of Lam Research Corporation's 2001 Annual Report to Stockholders accompanies this Proxy Statement.

RECORD DATE AND PRINCIPAL SHARE OWNERSHIP

     Stockholders of record at the close of business on September 14, 2001 are entitled to receive notice of and to vote at the Annual Meeting. At the record date, 126,025,953 shares of the Company's Common Stock were outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, attending the Annual Meeting in and of itself does not constitute a revocation of a proxy.

VOTING AND SOLICITATION

     Each stockholder voting on the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected (seven at this meeting) multiplied by the number of shares held by such stockholder, or distribute the stockholder's votes on the same principle among as many candidates as the stockholder deems appropriate. However, votes cannot be cast for more than seven candidates. No stockholder shall be entitled to cumulate votes for a candidate unless the candidate's name has been placed in nomination prior to the voting.

     Where no vote is specified or where a vote FOR all nominees is marked, the cumulative votes represented by a proxy will be cast, unless contrary instructions are given, at the direction of the proxy holders in order to elect as many nominees as believed possible under the then-prevailing circumstances. If a stockholder desires to cumulate his or her votes, the accompanying proxy card should be marked to indicate clearly that the stockholder desires to exercise the right to cumulate votes and should specify how the votes are to be allocated among the nominees for directors. For example, a stockholder may write next to the name of the nominee or nominees for whom the stockholder desires to cast votes the number of votes to be cast for such nominee or nominees. Alternatively, without exercising his or her right to vote cumulatively, a stockholder may instruct the proxy holders not to vote for one or more nominees by writing the name(s) of such nominee or nominees on the space provided on the proxy card. Unless indicated to the contrary in the space provided on the proxy card, if a stockholder withholds authority to vote for one or more nominees, all cumulative votes of such stockholder will be distributed among the remaining nominees at the discretion of the proxy holders.

     On all other matters, each share has one vote.

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections (the "Inspector"). The Inspector will also determine whether or not a quorum is present. The seven candidates for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. The ratification of the independent auditors for the Company for the current year will require the affirmative vote of a majority of the shares of the Company's Common Stock present or represented at the Annual Meeting and voting on that matter.

     In general, Delaware law provides that a quorum consists of a majority of the shares entitled to vote at the Annual Meeting. Abstentions will be treated as shares that are present or represented and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of approving any matter submitted to the stockholders for a vote. Thus, abstentions will have the same effect in this regard as negative votes. Any proxy that is properly dated, executed and returned using the form of proxy enclosed will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares will be voted for the election of directors, for ratification of the appointment of the designated independent auditors and, with respect to any other matter or matters that may come before the meeting, as the proxy holders deem advisable in accordance with their best judgment. If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), or with respect to shares as to which proxy authority has been withheld with respect to a matter, those shares will be counted as present in determining whether a quorum for the meeting is present but will not be considered as present or represented with respect to that matter. Thus broker non-votes will have no effect on either of the two proposals being voted on at the Annual Meeting. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

     The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and regular employees, without additional compensation, personally or by telephone or other communication means.

STOCKHOLDER PROPOSALS TO BE INCLUDED IN THE COMPANY'S 2002 PROXY STATEMENT

     Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), some stockholder proposals may be eligible for inclusion in the Company's 2002 Proxy Statement. Any such proposal must be received by the Company no later than June 13, 2002. Stockholders interested in submitting such a proposal are advised to contact counsel familiar with the detailed requirements of the applicable securities rules.

STOCKHOLDER PROPOSALS AND NOMINATIONS TO BE VOTED ON AT 2002 ANNUAL MEETING

     Stockholders of the Company may submit proposals, in addition to Rule 14a-8(e) proposals referred to above, that they believe should be voted on at the 2002 Annual Meeting, or nominate persons for election to the Board of Directors. In accordance with the Company's bylaws, any such proposal or nomination for the 2002 annual meeting, currently scheduled for November 7, 2002, must be submitted in writing and received by the Secretary of the Company no earlier than August 10, 2002 and not later than September 6, 2002. The submission must include certain specified information concerning the proposal or nominee, as the case may be, and information about the proponent and the proponent's ownership of Common Stock of the Company. Proposals or nominations that do not meet these requirements will not be entertained at the 2002 Annual Meeting. Submissions or questions should be sent to: George Schisler, Office of the Secretary, Lam Research Corporation, 4650 Cushing Parkway, Fremont, California 94538.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

NOMINEES

     A board of seven directors is to be elected at the Annual Meeting. The bylaws of the Company provide that the number of directors shall be fixed at seven. The proxies cannot be voted for a greater number of persons than the seven nominees named below. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, each of whom is currently a director of the Company. If any nominee of the Company should decline or be unable to serve as a director as of the time of the Annual Meeting, the proxies will be voted for any substitute nominee whom shall be designated by the present Board of Directors to fill the vacancy. The Company is not aware of any nominee who will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible, and in such event the specific nominees to be voted for will be determined by the proxy holders. Discretionary authority to cumulate the votes held by the proxy holders is solicited by this Proxy Statement. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders, or until a successor has been elected and qualified.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
                         EACH OF THE SEVEN NOMINEES FOR
                           DIRECTOR SET FORTH BELOW.

     The following table sets forth certain information concerning the nominees, which is based on data furnished by them:

                                              DIRECTOR   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NOMINEES FOR DIRECTOR                   AGE    SINCE                DURING PAST FIVE YEARS
---------------------                   ---   --------   --------------------------------------------
James W. Bagley.......................  62      1997     Mr. Bagley has been Chief Executive Officer
                                                         and a director of the Company since August
                                                         1997. Since September 1998, Mr. Bagley has
                                                         also served as Chairman of the Board of
                                                         Directors. From June 1996 until its merger
                                                         with Lam in August 1997, Mr. Bagley served
                                                         as Chairman of the Board and Chief Executive
                                                         Officer of OnTrak Systems, Inc. Prior to
                                                         joining OnTrak, Mr. Bagley was employed by
                                                         Applied Materials, Inc., most recently as
                                                         Chief Operating Officer and Vice Chairman of
                                                         the Board. Mr. Bagley began his career in
                                                         the semiconductor industry with Texas
                                                         Instruments, Inc., where he held various
                                                         positions over a 15-year period. He is
                                                         currently a director of Teradyne, Inc., Wind
                                                         River Systems, Inc., and Micron Technology,
                                                         Inc.

                                              DIRECTOR   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NOMINEES FOR DIRECTOR                   AGE    SINCE                DURING PAST FIVE YEARS
---------------------                   ---   --------   --------------------------------------------
David G. Arscott(1,2).................  57      1980     Mr. Arscott has been a director of the
                                                         Company since 1980, and was Chairman of the
                                                         Board of Directors from 1982 to 1984. Since
                                                         1988 he has been a General Partner of
                                                         Compass Management Partners, an investment
                                                         management firm. From 1978 to 1988, Mr.
                                                         Arscott was a Managing General Partner of
                                                         Arscott, Norton & Associates, a venture
                                                         capital firm. Mr. Arscott currently is a
                                                         director of Silicon Valley Research, Inc.
Robert M. Berdahl(1)..................  64      2001     Dr. Berdahl has been a director of the
                                                         Company since January 2001. Since 1997 he
                                                         has served as Chancellor of the University
                                                         of California, Berkeley. From 1993 to 1997
                                                         Dr. Berdahl was President of the University
                                                         of Texas at Austin and from 1986 to 1993 he
                                                         was Vice Chancellor of Academic Affairs of
                                                         the University of Illinois at Urbana-
                                                         Champaign.
Richard J. Elkus, Jr.(1)..............  66      1997     Mr. Elkus has been a director of the Company
                                                         since August 1997. Since 1996 he has served
                                                         as Co-Chairman of Voyan Technology. From
                                                         February 1994 until April 1997, Mr. Elkus
                                                         was Vice Chairman of the Board of Tencor
                                                         Instruments, Inc. From February 1994 to
                                                         September 1996, Mr. Elkus was Executive Vice
                                                         President of Tencor. He is currently a
                                                         director of KLA-Tencor Corporation, Virage
                                                         Logic and Sopa SA.
Jack R. Harris(1,2)...................  59      1982     Mr. Harris has been a director of the
                                                         Company since 1982. From 1986 until
                                                         September 1999, Mr. Harris was Chairman,
                                                         Chief Executive Officer and President of
                                                         Optical Specialties, Inc. Mr. Harris is
                                                         currently Chairman of HT, Inc., First
                                                         Derivative Systems, and Innovative Robotics
                                                         Solutions. Mr. Harris is also a director of
                                                         Metara.
Grant M. Inman(1,2)...................  59      1981     Mr. Inman has been a director of the Company
                                                         since 1981. Mr. Inman is currently a General
                                                         Partner of Inman Investment Management. From
                                                         1985 until 1998, Mr. Inman was a General
                                                         Partner of Inman & Bowman. He is currently a
                                                         director of Paychex, Inc. and Wind River
                                                         Systems, Inc. Mr. Inman is currently a
                                                         Trustee of the University of California,
                                                         Berkeley, and the University of Oregon.

                                              DIRECTOR   PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
NOMINEES FOR DIRECTOR                   AGE    SINCE                DURING PAST FIVE YEARS
---------------------                   ---   --------   --------------------------------------------
Kenneth M. Thompson(1)................  65      1998     Mr. Thompson has been a director of the
                                                         Company since 1998. Prior to joining the
                                                         Board, Mr. Thompson was employed by Intel
                                                         Corporation for 25 years in various
                                                         management positions, most recently as Vice
                                                         President of Technology Manufacturing
                                                         Engineering. Mr. Thompson currently serves
                                                         as a director of PRI Automation, Inc., and
                                                         Baguda Wear Inc.

---------------

(1) Member of Audit Committee.

(2) Member of Compensation Committee.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of five regularly scheduled or special meetings during the fiscal year ended June 24, 2001. The Board of Directors has an Audit Committee and a Compensation Committee. There is no Nominating Committee or committee performing the functions of a nominating committee.

     The Audit Committee, which consisted of Messrs. Arscott, Berdahl, Elkus, Harris, Inman, and Thompson, all non-employee directors, held five meetings during fiscal 2001. Mr. Berdahl joined the Audit Committee as of January 2001. This committee recommends to the Board for its approval, and for ratification by the stockholders, the engagement of the Company's independent auditors to serve the following fiscal year, reviews the scope of the audit, considers comments made by the independent auditors with respect to accounting procedures and internal controls and the consideration given thereto by the Company's management, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

     The Compensation Committee, which consisted of Messrs. Arscott, Harris and Inman had two meetings during fiscal 2001. This committee recommends salaries, incentives and other forms of compensation for directors, officers and other employees of the Company, administers the Company's various incentive compensation and benefit plans, and recommends policies relating to such compensation and benefit plans. This committee also approves grants of stock options, restricted stock, deferred stock and performance share awards to officers and other employees of the Company.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of shares of Common Stock of the Company by: (i) each person or entity whom, based on information obtained, the Company believes beneficially owned more than 5% of the Company's Common Stock, and the address of each such person or entity ("5% stockholder");
(ii) each current director of the Company; (iii) each named executive officer ("named executive") described below in the section of this proxy statement captioned "Executive Compensation and Other Information"; and (iv) all current directors and current executive officers as a group. With the exception of 5% stockholders, the information below concerning the number of shares beneficially owned is provided with respect to holdings as of September 14, 2001 and, with respect to the 5% stockholders, the information below is provided with respect to holdings as of June 24, 2001 (unless otherwise identified). The percentage is calculated using 126,025,953 as the number of shares outstanding as of September 14, 2001.

                                                                    SHARES         PERCENT OF
            NAME OF PERSON OR IDENTITY OF GROUP               BENEFICIALLY OWNED     CLASS
            -----------------------------------               ------------------   ----------
Fidelity Management & Research
  82 Devonshire Street
  Boston, Massachusetts 02109...............................      18,045,774(1)      14.32%
Putnam Investment Management, Inc.
  1 Post Office Square
  Boston, Massachusetts 02109...............................       6,322,705(1)       5.02%
James W. Bagley.............................................       4,079,250(2)       3.24%
David G. Arscott............................................         240,417(2)          *
Richard J. Elkus, Jr........................................          98,370(2)          *
Jack R. Harris..............................................         156,000(2)          *
Grant M. Inman..............................................         237,499(2)          *
Kenneth M. Thompson.........................................          48,000(2)          *
Robert Berdahl..............................................               0
Stephen G. Newberry.........................................         885,000(2,4)        *
Mercedes Johnson............................................         172,526(2)
Nicolas Bright..............................................         148,549(2,5)        *
Craig Garber................................................          75,490(2,6)        *
All current directors and current executive officers as a
  group (13 persons)(3).....................................       6,171,307(2)       4.90%

---------------

 *  Less than one percent.

(1) This information was obtained from the Nasdaq National Market, Inc., and was identified as representing the entity's quarterly 13F filings reflecting holdings as of June 24, 2001.

(2) Includes 3,779,250, 156,000, 66,000, 138,000, 120,000, 48,000, 825,000,
    161,100, 147,712, and 72,606 shares subject to outstanding options that are currently exercisable or exercisable within 60 days after September 14, 2001 in favor of Mr. Bagley, Mr. Arscott, Mr. Elkus, Jr., Mr. Harris, Mr. Inman, Mr. Thompson, Mr. Newberry, Ms. Johnson, Mr. Bright, and Mr. Garber, respectively. Mr. Garber shares include 25,545 shares held by his spouse.

(3) Current directors and current executive officers include: Mr. Bagley, Mr. Arscott, Mr. Elkus, Jr., Mr. Harris, Mr. Inman, Mr. Thompson, Mr. Berdahl, Mr. Newberry, Ms. Johnson, Mr. Bright, Mr. Garber, Mr. Mark Frey, and Mr. Scott Landstrom.

(4) On August 24, 2001, the Stephen and Shelly Newberry Living Trust (the "Trust") entered into a two year variable pre-paid forward contract. At maturity on August 25, 2003, the Trust will deliver a minimum of 40,000 shares of common stock and a maximum of 60,000 shares based upon the closing offer price at the close of trading on the maturity date. At the Trust's option, it may deliver cash in an amount equivalent to the value of the required number of shares on the maturity date.

(5) Includes 240 shares held in trust for dependent children.

(6) Includes 891 shares held in name of spouse.

                             DIRECTOR COMPENSATION

     Directors who are not employees of the Company receive annual retainers of $36,000. In addition, each person who is a non-employee director is automatically granted on or about December 15 of each calendar year an option to purchase 12,000 shares of the Company's Common Stock under the Company's Amended and Restated 1991 Incentive Stock Option Plan or Amended and Restated 1997 Stock Incentive Plan, at an exercise price per share equal to the fair market value of one share of the Company's Common Stock on the date of grant. Each option has a term of ten years and is immediately exercisable. The plans provide that unexercised options may be exercisable for specified periods following termination of director status, whether by death, disability or retirement, determined by years of service as a director to the Company.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

     The following table provides, for the three fiscal years ended June 24, 2001, June 25, 2000, and June 30, 1999, respectively, certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, James W. Bagley, and each of the four other most highly compensated executive officers of the Company (determined at the end of the last fiscal year) (the "named executives").

                           SUMMARY COMPENSATION TABLE

                                               ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                    -----------------------------------------   ---------------------------
                                                                    OTHER                       NUMBER OF
                                                                    ANNUAL       RESTRICTED     SECURITIES     ALL OTHER
         NAME AND                                                  COMPEN-         STOCK        UNDERLYING      COMPEN-
    PRINCIPAL POSITION       YEAR   SALARY($)(1)   BONUS($)(1)   SATION($)(3)   AWARDS($)(5)    OPTIONS(#)     SATION($)
    ------------------       ----   ------------   -----------   ------------   ------------   ------------   ------------
James W. Bagley............  2001      97,704                          129
  Chairman of the Board and  2000      99,507                           96                                        4,758(6)
  Chief Executive Officer    1999      91,704                       17,632(11)                  1,440,000         4,738(6)
Stephen G. Newberry........  2001     487,696        300,000           528                                      126,310(7)
  President and Chief        2000     471,942                        1,539                                      126,310(7)
  Operating Officer          1999     416,479                        1,252                        900,000       126,321(7)
Nick Bright................  2001     323,790        161,084                                                      5,164(8)
  Vice President and
  General                    2000     317,350          4,493                                       59,000         8,020(8)
  Manager of Global
  Products                   1999     210,896                                                     135,000
Mercedes Johnson...........  2001     307,162        202,500(2)         94                         38,000(12)     6,698(9)
  Vice President, Finance,
  and                        2000     297,043         37,500(2)         99                                        6,315(9)
  Chief Financial Officer    1999     241,295         37,500(2)        826                        240,000         4,714(9)
Craig Garber...............  2001     198,850        189,469(4)                                    14,000(12)     5,029(10)
  Vice President, Corporate  2000     188,047         60,367(4)                                                     799(10)
  Finance, and Treasurer     1999     154,187         38,799(4)                                    66,000           904(10)

---------------

 (1) Includes amounts and bonuses earned in fiscal 2001, 2000, and 1999 but deferred at the election of executive officer under the Company's deferred compensation plans and the Company's Employee Savings Plus Plan, a qualified defined contribution plan under Section 401(k) of the Internal Revenue Code of 1986 (as amended).

 (2) Includes a bonus of $37,500 paid on the anniversary of Ms. Johnson's employment and an additional bonus paid during fiscal 2001.

 (3) Includes interest earned on deferred compensation, to the extent that the interest rate exceeded 120% of the applicable federal long-term rate.

 (4) Consists of salary bonus in the amount of $174,469, $45,367 and $23,799 for 2001, 2000 and 1999, respectively; and forgivable loan of $15,000 for 2001, 2000 and 1999.

 (5) No dividends are paid on restricted stock. The Company last issued restricted stock awards in June 1996.

 (6) Consists of the Company's matching contributions to the Company's 401(k) plan in the amounts of $1,947 for 2000, and $1,597 for 1999; and $2,811 and $3,141 for term life insurance premiums for 2000 and 1999, respectively.

 (7) Includes for fiscal 2001, 2000, and 1999 $125,000 reflecting Mr. Newberry's interest in signing bonus received at the outset of his employment with the Company and held in his deferred compensation account, which interest vested on the first anniversary of his employment with the Company. See "Employment and Termination Agreements, Changes of Control Arrangements and Retirement Benefits," "Employment Agreement with Steven G. Newberry", below. Also includes $1,310, $1,310, and $1,321 for term life insurance premiums for 2001, 2000 and 1999, respectively.

 (8) Consists of the Company's matching contributions to the Company's 401(k) plan in the amounts of $5,164 for 2001, and $8,020 for 2000.

 (9) Consists of the Company's matching contributions to the Company's 401(k) plan in the amounts of $5,388 for 2001, $5,260 for 2000, and $3,640 for 1999; and $1,310, $1,055, $1,074, for term life insurance premiums for 2001, 2000, and 1999, respectively.

(10) Consists of the Company's matching contributions to the Company's 401(k) plan in the amounts of $4,229 for 2001; and $800, $799, and $904 for term life insurance premiums paid in 2001, 2000 and 1999, respectively.

(11) Includes $9,979 and $4,998 in Company-provided reimbursements for certain medical and health services.

(12) The Company agreed with each officer to rescind the listed stock option award in August 2001.

STOCK PLANS

     The following table summarizes stock option grants made to the named executives during the fiscal year ended June 24, 2001. The Company does not grant stock appreciation rights (SARs).

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                               --------------------------------------------------   POTENTIAL REALIZABLE VALUE AT
                                             PERCENT OF                                ASSUMED ANNUAL RATES OF
                               NUMBER OF    TOTAL OPTIONS   EXERCISE                STOCK PRICE APPRECIATION FOR
                               SECURITIES    GRANTED TO     OF BASE                          OPTION TERM
                               UNDERLYING   EMPLOYEES IN     PRICE     EXPIRATION   -----------------------------
            NAME               OPTIONS(#)    FISCAL YEAR     ($/SH)       DATE           5%             10%
             (A)                  (B)            (C)          (D)         (E)           (F)             (G)
            ----               ----------   -------------   --------   ----------   ------------   --------------
Mercedes Johnson(1)..........    38,000          1.26%       $38.75     6/27/10     $926,047.34    $2,346,785.77
                                 ------         -----        ------     -------     -----------    -------------
Craig Garber(1)..............    14,000           .46%       $38.75     6/27/10     $341,175.34    $  864,605.28
                                 ------         -----        ------     -------     -----------    -------------

---------------

(1) The Company agreed with each officer to rescind the listed stock option award in August 2001.

     The following table provides certain information concerning the exercise of options to purchase the Company's Common Stock in the fiscal year ended June 24, 2001, and the unexercised options held as of June 24, 2001 by the named executives.

      AGGREGATED OPTION EXERCISES BY NAMED EXECUTIVES IN LAST FISCAL YEAR,
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                        VALUE OF UNEXERCISED IN-THE-
                                                           NO. OF UNEXERCISED FISCAL       MONEY OPTIONS AT FISCAL
                         NO. OF SHARES                             YEAR-END                      YEAR-END(2)
                          ACQUIRED ON    VALUE REALIZED   ---------------------------   -----------------------------
NAME                       EXERCISE          ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
----                     -------------   --------------   -----------   -------------   ------------   --------------
James W. Bagley........        0               $0          3,660,500        692,500     $67,739,912     $11,857,301
Stephen G. Newberry....        0               $0            825,000      1,125,000     $18,817,988     $14,346,068
Nick Bright............        0               $0            147,556        239,944     $ 3,241,586     $ 3,841,524
Mercedes Johnson(3)....        0               $0            161,100        236,750     $ 3,814,381     $ 3,720,705
Craig Garber(3, 4).....        0               $0             72,606        108,536     $ 1,514,547     $ 1,571,129

---------------

(1) Market value of underlying securities at exercise, minus the exercise price.

(2) Market value of underlying securities at fiscal year-end, minus the exercise price.

(3) Includes 38,000 and 14,000 unexercisable option shares held by Ms. Johnson and Mr. Garber, respectively, which were voluntarily rescinded in August 2001.

(4) Includes shares held by spouse.

                     EMPLOYMENT AND TERMINATION AGREEMENTS,
             CHANGE OF CONTROL ARRANGEMENTS AND RETIREMENT BENEFITS

EMPLOYMENT AGREEMENT WITH JAMES W. BAGLEY

     On July 1, 1997, the Company signed an employment agreement with James W. Bagley which became effective on August 6, 1997 (the "Bagley Agreement"). The term of the Bagley Agreement is five years, unless earlier terminated by the Company or Mr. Bagley. The Bagley Agreement provides for a base salary at the annualized rate of $100,000. Mr. Bagley is not entitled to participate in any performance bonus plan of the Company, unless otherwise determined by the Board of Directors. As an incentive to joining the Company, Mr. Bagley was granted non-qualified stock options to purchase 750,000 shares of Common Stock (the "Incentive Options"). In lieu of additional base compensation or participation in performance bonus plans, the Company granted Mr. Bagley non-qualified stock options to purchase 675,000 shares of Common Stock (the "Base Options"). Under the Bagley Agreement, Mr. Bagley is also entitled to participate in the Company's Executive Deferred Compensation Plan and other benefit plans and compensation programs generally maintained for other key executives of the Company.

     In the event of a change in control of the Company or the involuntary termination of Mr. Bagley without cause, all unvested Incentive Options will automatically be accelerated in full so as to become fully vested. Mr. Bagley will have two years from the date of termination in which to exercise such options. If Mr. Bagley's employment is involuntarily terminated without cause on or after the first anniversary of the effective date of the Bagley Agreement, he will be entitled to receive a lump sum payment of $100,000, and an automatic vesting of any unvested portion of the Base Options that would have vested within the 1-year period following the date of such termination (which vested options may be exercised within two years of termination).

     The Bagley Agreement provides that for a period of 12 months following Mr. Bagley's termination of employment with the Company (other than through expiration of the Bagley Agreement), Mr. Bagley may not perform services respecting certain aspects of semiconductor manufacturing equipment and/or software for anyone other than the Company, and may not solicit any of the Company's employees to become employed by any other business enterprise.

EMPLOYMENT AGREEMENT WITH STEPHEN G. NEWBERRY

     On August 5, 1997, the Company signed an employment agreement with Stephen
G. Newberry (the "Newberry Agreement"). The term of the Newberry Agreement is five years, unless earlier terminated by the Company or Mr. Newberry. The Newberry Agreement provides for a base salary at the annualized rate of $450,000, which is to be reviewed at least annually by the Board of Directors for possible increases. Mr. Newberry is not entitled to participate in any performance bonus plan of the Company, unless otherwise determined by the Board of Directors. As an incentive to joining the Company, Mr. Newberry was granted non-qualified stock options to purchase 600,000 shares of Common Stock (the "Incentive Options"). In lieu of additional base compensation or participation in performance bonus plans, the Company granted Mr. Newberry non-qualified stock options to purchase 300,000 shares of Common Stock (the "Base Options").

     Under the Newberry Agreement, Mr. Newberry is also entitled to participate in the Company's Executive Deferred Compensation Plan and other benefit plans and compensation programs generally maintained for other key executives of the Company. Mr. Newberry also received a deferred signing bonus in the amount of $500,000, the entire amount of which was held in a deferred compensation account, pursuant to the Company's Executive Deferred Compensation Plan, with Mr. Newberry's interest in the account vesting in equal installments of 25% on each of the first four anniversaries following August 5, 1997.

     In the event of a change in control of the Company or involuntary termination without cause, all unvested Incentive Options will automatically be accelerated in full so as to become fully vested, as will any Base Options that would have vested within the 1-year period following the date of such termination. Mr. Newberry will have two years from the date of termination in which to exercise such options. If Mr. Newberry's employment is involuntarily terminated without cause on or after the first anniversary of the effective date of the Newberry Agreement, he will be entitled to receive a lump sum payment equal to one times his then annual base compensation.

     The Newberry Agreement provides that for a period of 12 months following Mr. Newberry's termination of employment with the Company (other than through expiration of the Newberry Agreement), Mr. Newberry may not solicit any of the Company's employees to become employed by any other business enterprise.

EMPLOYMENT AGREEMENT WITH MERCEDES JOHNSON

     On December 11, 1999, the Company signed an employment agreement with Mercedes Johnson (the "Johnson Agreement"). The term of the Johnson Agreement is three years, unless earlier terminated by the Company or Ms. Johnson. The Johnson Agreement provides for a base salary, which is unspecified and is to be reviewed at least annually by the Board of Directors for possible increases. Ms. Johnson is not entitled to participate in any performance bonus plan of the Company, unless otherwise determined by the Board of Directors. As an incentive to joining the Company, Ms. Johnson was granted non-qualified stock option to purchase 225,000 shares of Common Stock; and during 1998, Ms. Johnson was granted non-qualified stock options to purchase an additional 330,000 shares of Common Stock (collectively, these option grants are referred to as the "Incentive Options"). Under the Johnson Agreement, Ms. Johnson is entitled to participate in the Company's Executive Deferred Compensation Plan and other benefit plans and compensation programs generally maintained for other key executives of the Company.

     In the event of Ms. Johnson's involuntary termination without cause, Ms. Johnson will be placed on a one year leave of absence beginning on the termination date. During the leave of absence, Ms. Johnson will continue to make herself available for special projects as are delegated to her by the Company's Chief Executive Officer. She will receive her base compensation, any targeted bonus, her executive benefits (except those that are available only to active Lam employees), and continued vesting of all previously granted stock options during the leave of absence. If the involuntary termination occurs after a change in control of the company, the Incentive Options shall automatically be accelerated in full so as to become completely vested on the termination date.

     The Johnson Agreement also provides that for a period of six months following the termination of any leave of absence arising as a result of involuntary termination Ms. Johnson may not solicit any of the Company's employees to become employed in any other business enterprise.

CHANGE OF CONTROL ARRANGEMENTS

     In addition to the change of control provisions in the foregoing agreements, the Company's Stock Option Plans and Employee Stock Purchase Plans provide that, upon a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding option or right to purchase Common Stock shall be assumed, or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume the option or right, or substitute an equivalent option or right, some or all of the options granted under certain of the Stock Option Plans shall be fully exercisable and all of the rights granted under the Employee Stock Purchase Plans shall be fully exercisable following the merger for a period from the date of notice by the Board of Directors. Following the expiration of such periods, the options and rights will terminate. Under certain other Stock Option Plans, the Plan Administrator may make other adjustments or provisions to compensate option holders.

RETIREMENT MEDICAL AND DENTAL BENEFITS

     The Board of Directors approved a plan in July 1996 allowing executives who retire from the Company to continue to participate in the Company's group medical and dental plans after retirement. Additionally, in July 1998, the Board amended the Executive Deferred Compensation Plan to provide that any participant 55 years or older may petition the Board for an early distribution of benefits under the Plan. Any such early distribution would not affect a participant's ability to continue to participate and earn benefits under this Plan.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

LOAN TO STEPHEN G. NEWBERRY

     In May 2001, Stephen G. Newberry signed a promissory note with the Company entitling him to borrow up to $1,000,000 from the Company at 6.75% simple interest. The loan is secured by a mortgage on Mr. Newberry's personal residence and is repayable, in full, no later than May 8, 2005. As of October 1, 2001 Mr. Newberry has been advanced $800,000 against that promissory note.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No persons who were members of the Compensation Committee during fiscal year 2001 had any relationship requiring disclosure under this section.

                      REPORT OF THE COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended ("Securities Act"), or the Securities Exchange Act of 1934, as amended ("Exchange Act"), that might incorporate all or portions of future filings, including this Proxy Statement, the following Report of the Compensation Committee, and the Performance Graph below, shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission ("SEC") under the Securities Act or the Exchange Act.

     The Compensation Committee (the "Committee") of the Board of Directors, composed of three non-employee directors, determines and administers the Company's executive compensation policies and programs. This committee also approves grants of stock options, restricted stock, deferred stock and performance share awards to officers and other employees of the Company.

COMPENSATION POLICIES

     One of the Committee's primary goals in setting compensation policies is to maintain competitive, progressive programs to attract, retain and motivate high-caliber executives, foster teamwork and maximize the long-term success of the Company by appropriately rewarding such individuals for their achievements. Another goal is to provide an incentive to executives to focus efforts on long-term strategic goals for the Company by closely aligning their financial interests with stockholder interests. To attain these goals, the Committee has designed the Company's executive compensation program to include base salary, annual incentives and long-term incentives.

     In formulating and administering the individual elements of the Company's executive compensation program, the Committee emphasizes planning, implementing and achieving long-term objectives and strives to use prudent judgment in establishing performance objectives, evaluating performance and determining actual incentive awards.

     The Committee believes that the Company's executive compensation programs have met these objectives. The Company has been able to attract and retain the executive talent necessary to support the corporation and promote long-term growth. The Company has also been able to reduce the payment of bonuses during those periods in which the Company's revenue and gross margins were depressed.

COMPENSATION COMPONENTS

  BASE SALARY

     The Committee establishes the base salaries of executive officers, after review of relevant data of other executives with similar responsibilities from published industry reports and surveys of similarly situated companies. Accordingly, the Committee strives to maintain the Company's annual executive salaries at levels competitive with the market average base salaries of executive officers in similar positions. The market comprises similarly sized high-technology companies within and outside the Company's industry. In addition, a large portion of each executive officer's compensation may be annual incentives in the form of a cash bonus, provided certain target performance objectives are met.

  ANNUAL INCENTIVES

     Incentive bonuses may be provided to executives as part of a competitive compensation package. The bonus levels are intended to provide the appropriate elements of variability and risk. Bonus payments may be tied specifically to targeted corporate performance. The Committee will establish a base bonus amount, determined through review of a competitive market survey for executives at similar levels, which will be incrementally reduced if the Company does not meet its targeted performance or increased if the Company exceeds its targeted performance. There is no minimum or maximum percentage by which a bonus can be reduced or increased.

  LONG-TERM INCENTIVES

  Stock Options

     The Committee grants stock options to focus an executive's attention on the long-term performance of the Company and on maximizing stockholder value. The grant of stock options is closely tied to individual executive performance. The Committee grants such stock options after a review of various factors, including the executive's potential contributions to the Company, current equity ownership in the Company and vesting rates of existing stock options, if any. Stock options are granted with an exercise price equal to the current fair market value of the Company's stock and utilize vesting periods intended to encourage retention of executive officers. Because of the direct benefit executive officers receive through improved stock performance, the Committee believes stock options serve to align the interests of executive officers closely with those of other stockholders.

  Restricted Stock

     The 1996 Restricted Stock Plan was approved by the Company's stockholders in 1995. Shares were last issued under the Restricted Stock Plan in June 1996. The Company does not intend to make any additional restricted stock awards.

  Deferred Compensation Plan

     Another component of the Company's executive compensation program is the Executive Deferred Compensation Plan (the "Deferred Plan"), a voluntary, non-tax-qualified, deferred compensation plan that encourages officers to save for retirement. Under the Deferred Plan, participants are entitled to defer compensation until retirement, death, other termination of employment, or until specified dates. As amended by the Board in July 1998, Deferred Plan participants 55 years or older may petition the Board for an early distribution of benefits, which early distribution would not affect the participant's ability to continue to participate or earn benefits under the Deferred Plan. Participants receive a fixed-rate yield based on the average annual interest rate of 10-year United States Treasury Notes for the previous ten years. An enhanced yield of up to 115% of the fixed-rate yield will be payable in the event of death, retirement under certain circumstances, and termination of employment after plan participation for a specified number of years. Because the benefits of the Deferred Plan increase with each year of participation, offering the Deferred Plan to executives encourages them to stay with the Company.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Committee bases the compensation of the Company's Chief Executive Officer on the policies and procedures described above. In determining the Chief Executive Officer's base salary and bonus (if any), the Committee examines compensation levels for other chief executive officers in high-technology firms within and outside the industry. The Committee compares this information to the relevant performance of such firms relative to the Company's performance.

  James W. Bagley

     In accordance with the Bagley Agreement, Mr. Bagley, Chief Executive Officer since August 6, 1997, was to receive a base salary in fiscal 2001 of $100,000. Mr. Bagley is not entitled to participate in any performance bonus plan of the Company, unless otherwise determined by the Board of Directors. As an incentive to joining the Company, Mr. Bagley was granted in 1997 non-qualified stock options to purchase 1,425,000 shares of Common Stock and received an additional grant in fiscal 1999 of options to purchase 1,440,000 shares of Common Stock. See the discussion of Mr. Bagley's Employment Agreement in "Employment and Termination Agreements, Change of Control Arrangements and Retirement Benefits," above.

EFFECT OF SECTION 162(m) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Code generally limits the corporate deduction for compensation paid to certain executive officers to $1 million, unless the compensation is performance-based. The Committee has carefully considered the potential impact of this tax code provision on the Company and has concluded in general that the best interests of the Company and the stockholders will be served if certain of the Company's stock-based long-term incentives qualify as performance-based compensation within the meaning of the Code. It is the Committee's intention that, so long as it is consistent with the Company's overall compensation objectives, virtually all executive compensation will be deductible by the Company for federal income tax purposes.

                              COMPENSATION COMMITTEE
                              David G. Arscott
                              Jack R. Harris
                              Grant M. Inman

                             AUDIT COMMITTEE REPORT

     Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to monitor the integrity of the financial statements of the company, oversee the independence of the Company's independent auditors, and recommend to the Board the selection of the independent auditors. Each of the members of the Audit Committee meets the independence requirements of NASDAQ. A copy of the charter is included in Appendix A to this proxy statement.

     Management has the primary responsibility for the system of internal control and the financial reporting process. The independent auditors have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and oversee these processes.

     In this context and in connection with the audited financial statements contained in the Company's Annual Report on Form 10-K, the Audit Committee:

     - reviewed and discussed the audited financial statements with the Company's management;

     - discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, "Communication with Audit Committees," as amended by Statement of Auditing Standards No. 90, "Audit Committee Communications;"

     - reviewed the letter from Ernst & Young LLP, required by the Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors their independence, and concluded that the nonaudit service performed by Ernst & Young LLP are compatible with maintaining their independence;

     - recommended to the Board of Directors, based on the foregoing reviews and discussions, that the audited financial statements be included in the Company's 2001 Annual Report on Form 10-K for the fiscal year ended June 24, 2001 filed with the Securities and Exchange Commission; and

     - instructed the independent auditors that the Committee expects to be advised if there are any subjects that require special attention.

                                AUDIT COMMITTEE
                                David G. Arscott
                                Robert M. Berdahl
                                Richard J. Elkus, Jr.
                                Jack R. Harris
                                Grant M. Inman
                                Kenneth M. Thompson

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

     Ernst & Young LLP has audited the Company's consolidated financial statements since the Company's inception. In accordance with standing policy, Ernst & Young LLP periodically changes the personnel who work on the audit.

     Audit services of Ernst & Young LLP during the 2001 fiscal year included the examination of our consolidated financial statements and services related to filings with the Securities and Exchange Commission (SEC) and other regulatory bodies. Fees for the last annual audit were $605,000 and all other fees were $679,000, including audit related services of $270,000 and non-audit services of $409,000. Audit related services generally include fees for statutory audits, accounting consultations, and SEC registration statements. Non-audit services generally include fees for tax accounting and consultations.

     Ernst & Young LLP did not provide any services related to financial information systems design and implementation during fiscal 2001.

     The Audit Committee reviews summaries of the services provided by Ernst & Young LLP and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of Ernst & Young LLP.

                         COMPARATIVE STOCK PERFORMANCE

     Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock ("LCRX") for the last five fiscal years against the cumulative total return on the Nasdaq National Market Index (U.S. companies only) ("NASDAQ") and a collection of semiconductor equipment stocks ("Semi Equipment Stocks") over the same period. The graph and table assume that the investment in Lam Common Stock and each index was $100 on July 1, 1996, and that dividends, if any, were reinvested. This data was furnished by Salomon Smith Barney. The stock price performance shown on the graph is not necessarily indicative of future price performance.

                            LAM RESEARCH CORPORATION
                    SELECTED SEMICONDUCTOR EQUIPMENT STOCKS
                      NASDAQ NATIONAL MARKET -- U.S. INDEX

                        [COMPARATIVE STOCK PERFORMANCE]

                                 PROPOSAL NO. 2
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     Unless marked to the contrary, proxies received will be voted "FOR" the ratification of the appointment of Ernst & Young LLP as the independent auditors for the Company for the current fiscal year. Ernst & Young LLP has been the Company's independent auditors since fiscal year 1981.

     The audit services of Ernst & Young LLP during fiscal 2001 included the examination of the consolidated financial statements of the Company and services related to filings with the SEC and other regulatory bodies.

     The Audit Committee of the Company meets with Ernst & Young LLP on an annual or more frequent basis. At such time, the Audit Committee reviews both audit and non-audit services performed by Ernst & Young LLP for the preceding year, as well as the fees charged for such services. Among other things, the Committee examines the effect that the performance of non-audit services may have upon the independence of the auditors. For more information, see the "Audit Committee Report" and the "Relationship with Independent Accountants" sections above.

     A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The representative will also be available to respond to appropriate questions from the stockholders.

     Approval of Proposal No. 2 will require the affirmative vote of a majority of the outstanding shares of Common Stock present or represented at the Annual Meeting and voting on the Proposal.

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR"
          THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS
                   INDEPENDENT AUDITORS FOR FISCAL YEAR 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers, directors and persons who own more than 10% of a registered class of the Company's equity securities to file an initial report of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the SEC. Executive officers, directors and greater than 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Specific due dates for these reports have been established, and the Company is required to disclose in this Proxy Statement any failure to file such reports on a timely basis. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of these requirements were satisfied during the last fiscal year.

                                 OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the proxy holders named in the enclosed form of Proxy to vote the shares they represent as the Board of Directors may recommend.

     It is important that your stock be represented at the meeting, regardless of the number of shares which you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          By Order of The Board of Directors,

                                          [/s/ GEORGE M. SCHISLER, JR.]
                                          GEORGE M. SCHISLER, JR.
                                          Assistant Secretary

Fremont, California
Dated: October 12, 2001

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER
                      ADOPTED BY THE BOARD OF DIRECTORS OF
                            LAM RESEARCH CORPORATION

     COMPOSITION:

     The audit committee shall be composed of three or more directors, as determined by the board of directors, each of whom shall meet the independence and financial literacy requirements of NASDAQ, and at least one of whom shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     Unless a chair is designated by the board of directors, the committee members may appoint their own chair by majority vote.

     RESPONSIBILITIES

     1. Recommend to the board of directors the selection of the independent auditor, evaluate the performance of the independent auditor and, if so determined by the audit committee, recommend to the board of directors replacement of the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the board of directors and the audit committee, as representatives of the stockholders.

     2. Ensure the receipt of, and evaluate, the written disclosures and the letter that the independent auditor submits to the audit committee regarding the auditor's independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor and, if so determined by the audit committee in response to such reports, recommend that the board of directors take appropriate action to address issues raised by such evaluation.

     3. Discuss with the independent auditor the matters required to be discussed by SAS 61, as it may be modified or supplemented.

     4. Instruct management, the independent auditor and the internal auditor that the committee expects to be informed if there are any subjects that require special attention or if they perceive any significant weaknesses in the company's information and reporting systems.

     5. Meet with management and the independent auditor to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including restrictions on the scope of activities, access to required information and the adequacy of internal financial controls.

     6. Review the management letter delivered by the independent auditor in connection with the audit.

     7. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the audit committee.

     8. Meet at least once each year in separate executive sessions with management, the internal auditor and the independent auditor to discuss matters that any of them or the committee believes could significantly affect the financial statements and should be discussed privately.

     9. Have such meetings with management, the independent auditor and the internal auditor as the committee deems appropriate to discuss significant financial risk exposures facing the company and management's plans for monitoring and controlling such exposures.

     10. Review significant changes to the company's accounting principles and practices proposed by the independent auditor, the internal auditor or management.

     11.  Review the scope and results of internal audits.

     12. Evaluate the performance of the internal auditor and, if so determined by the audit committee, recommend replacement of the internal auditor.

     13. Conduct or authorize such inquiries into matters within the committee's scope of responsibility as the committee deems appropriate. The committee shall be empowered to retain independent counsel and other professionals to assist in the conduct of any such inquiries.

     14. Provide minutes of audit committee meetings to the board of directors, and report to the board of directors on any significant matters arising from the committee's work.

     15. At least annually, review and reassess this charter and, if appropriate, recommend proposed changes to the board of directors.

     16. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the company's annual proxy statement.

     17. In the performance of its responsibilities, the Audit Committee is the representative of the stockholders. However, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine whether the company's financial statements are complete and accurate or in accordance with generally accepted accounting principles.

PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                            LAM RESEARCH CORPORATION
                             IN CONJUNCTION WITH THE
                      2001 ANNUAL MEETING OF STOCKHOLDERS
                                 TO BE HELD ON
                                NOVEMBER 8, 2001

     The undersigned stockholder of LAM RESEARCH CORPORATION, a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated October 12, 2001, and the 2001 Annual Report to Stockholders, and hereby appoints James W. Bagley and George M. Schisler, Jr., or either of them, proxy holders and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of LAM RESEARCH CORPORATION to be held on Thursday, November 8, 2001 at 11:00 a.m. local time, at the principal executive offices of the Company at 4650 Cushing Parkway, Fremont, California 94538, and for any adjournment or adjournments thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below and, in their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF DIRECTORS, FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR AND, AS SAID PROXY HOLDERS DEEM ADVISABLE, ON SUCH OTHER MATTER OR MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                                    Please mark
                                                    your votes as  [X]
                                                    indicated in
                                                    this example.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.


1.   Election of Directors:

FOR all nominees listed     WITHHOLD
below (except as
indicated)

          [ ]               [ ]


(IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THAT NOMINEE'S NAME IN THE LIST BELOW)

David G. Arscott; James W. Bagley; Robert M. Berdahl; Richard J. Elkus, Jr.; Jack R. Harris; Grant M. Inman; Kenneth M. Thompson

2. Proposal to ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year 2002:

         For                Against             Abstain
         [ ]                  [ ]                 [ ]

     (This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, all such stockholders should sign.)


Signature(s):

----------------------------------------


----------------------------------------

Dated: --------------------------, 2001
        (Be sure to date Proxy.)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED RETURN-ADDRESSED AND POSTAGE-PAID ENVELOPE.